UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)
April 25, 2012

AMBASSADORS GROUP, INC.

Delaware	No. 0-33347	91-1957010
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Dwight D. Eisenhower Building, 2001 S Flint Road, Spokane, WA 99224
(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code
(509) 568-7800

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement.

Effective March 31, 2012, Ambassadors Group, Inc. (the "Registrant") entered into an amendment to its Credit Agreement (the "Second Amendment to Credit Agreement") with Wells Fargo Bank, National Association (the "Bank") whereby the Registrant amended the covenants of its existing primary credit facility.   Under the terms of the Second Amendment to Credit Agreement, the Registrant may continue to access up to an aggregate principal amount of $20.0 million, through June 1, 2014. The Registrant’s obligation to repay advances under the line of credit is evidenced by a Revolving Line of Credit Note dated May 31, 2011 as amended by the First Modification to Promissory Note effective March 31, 2012.  The credit facility contains a subfeature for the issuance of standby letters of credit not to exceed $2.5 million in the aggregate.

The Second Amendment to Credit Agreement modified the Registrant’s financial covenants as follows:

	Existing Agreement	Second Amendment
Tangible Net Worth	> $50.0 MM	> $40.0 MM
Net Income	> $4.0 MM	> $2.0 MM to June 30, 2013
> $4.0 MM September 30, 2013 and after
Calculation excludes any potential loss of sale of headquarters building

Under the current terms of the Credit Agreement, borrowings bear interest at LIBOR + 1. 75% or at Bank’s Prime Rate, at the Registrant’s option.  Fees for unused borrowings is at 0.25% per annum.  There are no other material modifications to the existing terms.

The foregoing summary of the Second Amendment to Credit Agreement and the First Modification to Promissory Note are qualified in their entirety by reference to the full text of the agreements attached hereto as Exhibits 10.16 and 10.17 and incorporated herein by reference.

Item 2.02 Results of Operations and Financial Condition.

On April 25, 2012, Ambassadors Group, Inc. (the “Registrant”) issued a press release announcing the Registrant’s earnings for the quarter ended March 31, 2012. A copy of the press release is furnished herewith as Exhibit 99.1 and incorporated by reference herein in its entirety.

The information in this report (including Exhibit 99.1) is being furnished pursuant to Item 2.02 and shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed to be incorporated by reference in any filing under the Securities Act of 1933, as amended or the Exchange Act.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit 10.16:  First Modification to Promissory Note, effective March 31, 2012
Exhibit 10.17:  Second Amendment to Credit Agreement, effective March 31, 2012
Exhibit 99.1:    Press Release, dated April 25, 2012

(

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AM AMBASSADORS GROUP, INC.

Date April 25, 2012	By: By:	/s/Anthony F. Dombrowik
ChJ.Anthony F. Dombrowik Senior Vice President, Chief Financial Officer (Principal financial officer)

EXHIBIT INDEX

Exhibit
Number	Description

10.16	Second Amendment to Credit Agreement, effective March 31, 2012
10.17	First Modification to Promissory Note, effective March 31, 2012
99.1	Press Release, dated April 25, 2012